1 A TRANSFORMATIONAL PLACENTAL BIOLOGICS COMPANY Investor Day December 7, 2021 EXHIBIT 99.1

2 DISCLAIMER & CAUTIONARY STATEMENTS This presentation includes forward-looking statements. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Such forward-looking statements include statements regarding: • future sales or sales growth; • the Company’s expectations regarding its mdHACM product’s potential use as a safe and effective treatment option, and that it may be an effective treatment for persons battling inflammatory conditions; the Company’s plans for meetings with the U.S. Food & Drug Administration (FDA), and planned biologics license application (BLA) submissions to the FDA, and their timing; plans for future clinical trials, including the Company’s decision to pursue or not pursue, and their timing; • the effectiveness of amniotic tissue as a therapy for any particular indication or condition; • estimates of potential market size for the Company’s current and future products; • plans for expansion outside of the U.S.; • expected spending on clinical trials and research and development; • the Company’s long-term strategy for value creation, the status of its pipeline products, expectations for future products, and expectations for future growth;

3 DISCLAIMER & CAUTIONARY STATEMENTS Additional forward-looking statements may be identified by words such as "believe," "expect," "may," "plan," "potential," "will," "preliminary," and similar expressions, and are based on management's current beliefs and expectations. Forward-looking statements are subject to risks and uncertainties, and the Company cautions investors against placing undue reliance on such statements. Actual results may differ materially from those set forth in the forward-looking statements. Factors that could cause actual results to differ from expectations include: • future sales are uncertain and are affected by competition, access to customers, patient access to healthcare providers, and many other factors; • the results of a clinical trial or trials may not demonstrate that the product is safe or effective, or may have little or no statistical value; the Company may change its plans due to unforeseen circumstances, and delay or alter the timeline for future trials, analyses, or public announcements; the timing of any meeting with the FDA depends on many factors and is outside of the Company’s control, and the results from any meeting are uncertain; a BLA submission requires a number of prerequisites, including favorable study results and statistical support, and completion of a satisfactory FDA inspection of the Company’s manufacturing facility or facilities; plans for future clinical trials depend on the results of pending clinical trials, discussion with the FDA, and other factors; and conducting clinical trials is a time-consuming, expensive, and uncertain process; • the future market for the Company’s products can depend on regulatory approval of such products, which might not occur at all or when expected, and is based in part on assumptions regarding the number of patients who elect less acute and more acute treatment than the Company’s products, market acceptance of the Company’s products, and adequate reimbursement for such therapies; • the process of obtaining regulatory clearances or approvals to market a biological product or medical device from the FDA or similar regulatory authorities outside of the U.S. is costly and time consuming, and such clearances or approvals may not be granted on a timely basis, or at all, and the ability to obtain the rights to market additional, suitable products depends on negotiations with third parties which may not be forthcoming; • the results of a clinical trial or trials may have little or no statistical value, or may fail to demonstrate that the product is safe or effective; and • expected spending can depend in part on the results of pending clinical trials; The Company describes additional risks and uncertainties in the Risk Factors section of its most recent annual report and quarterly reports filed with the Securities and Exchange Commission. Any forward-looking statements speak only as of the date of this press release and the Company assumes no obligation to update any forward-looking statement.

TIMOTHY R. WRIGHT C H I E F E X E C U T I V E O F F I C E R

TRANSFORMING THE LIVES OF PATIENTS IS WHY WE ARE HERE

6 OUR PLACENTAL BIOLOGICS HAVE THE POTENTIAL TO TRANSFORM MEDICINE

STRATEGY EXPANDS OPPORTUNITY

Participation in large and high-growth markets with significant unmet need



$4B+
$2.7B
$1.1B
Other OUS
+
Japan
+
Surgical Recovery
+
Advanced Wound Care
Japan
+
Surgical Recovery
+
Advanced Wound Care
Advanced Wound Care
Current
2022/23
2026+

BioMed GPS SmartTrak; Global Data Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Global Data Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates

7

MIMEDX

STRATEGY EXPANDS OPPORTUNITY

Participation in large and high-growth markets with significant unmet need



Knee Osteoarthritis

+

Other OUS

$2.7B

+

Japan | **Japan**

+ | **+**

$1.1B

Surgical Recovery | **Surgical Recovery**

+ | **+**

Advanced Wound Care | **Advanced Wound Care** | **Advanced Wound Care**

Current | **2022/23** | **2026+**

BioMed GPS SmartTrak; Global Data Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Global Data Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates

8

MIMEDX

STRATEGY EXPANDS OPPORTUNITY

Participation in large and high-growth markets with significant unmet need


$1.1B
Advanced Wound Care
Current
$2.7B
Japan
+
Surgical Recovery
+
Advanced Wound Care
2022/23
DMOAD
Knee Osteoarthritis
+
Other OUS
+
Japan
+
Surgical Recovery
+
Advanced Wound Care
2026+

BioMed GPS SmartTrak; Global Data Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Global Data Knee Reconstruction Data Model United States 2020; 3rd party proprietary assessment; Management estimates

9

MIMEDX

10 CLEAR STRATEGY FOR LONG-TERM VALUE CREATION • Implement CGMP throughout supply chain • Leverage cost base • Optimize quality, processes and scale • Accelerate KOA program • Increase Product Vitality Index • Advance portfolio of scientific evidence • Achieve sustainable double-digit growth targets • Realize opportunities beyond AWC into surgical recovery • Expand international footprint OPERATIONS R&D COMMERCIAL Strong capital position enables investment to sustain growth initiatives KOA = Knee Osteoarthritis; CGMP = Current Good Manufacturing Practices; AWC = Advanced Wound Care

2021 INVESTOR DAY HIGHLIGHTS

Musculoskeletal Pipeline

KOA Program:

- p-values < 0.01 at 6 months
- Root cause analysis reveals controllable factors
- Highly confident in proceeding with Phase 3 confirmatory studies

Timing Impact:

- 2022 initiation for Phase 3 trials
- BLA filing late-2025

Capital Investment:

- ~$15 million per trial over three years

Commercial

Solid Execution:

- Expectations for 2021 Net Sales reflect 13% to 15% growth in AWC

Growth Drivers:

- Market expansion
- Organic product development and pipeline innovation
- Sales execution

Sustainable Double-digit Growth

(1) AWC includes Tissue + Cord sales. AWC Sales is a Non-GAAP measure. Refer to Financial section and Appendix of this presentation for additional information and reconciliation to the nearest GAAP measure.
BLA = Biologics License Application

11

MIMEDX

ROBERT B. STEIN M.D., Ph.D. E X E C U T I V E V I C E P R E S I D E N T R E S E A R C H & D E V E L O P M E N T

13 WE ARE CONFIDENT IN THE THERAPEUTIC POTENTIAL OF mdHACM mdHACM works to reduce pain and increase function in mild-to-moderate KOA We have determined why our positive results were not sustained throughout the entire Phase 2B study Potency of investigational product faded as it aged We know how to fix this going forward Plan to initiate two Phase 3 trials of mdHACM in KOA in 2022 Anticipate BLA filing in late-2025 with greater probability of success mdHACM = micronized dehydrated Human Amnion Chorion Membrane

14 KNEE OSTEOARTHRITIS IS TRIGGERED BY TRAUMA AND INFLAMMATION Chondrocytes Matrix

15 WOMAC IS A WIDELY USED MEASURE FOR OSTEOARTHRITIS SEVERITY • 24 questions: • 5 questions on pain • 17 questions on function • 2 questions on joint stiffness • Scoring: • 0 = no problem • 4 = extreme problems • WOMAC Subsets include: • Total: 0 – 96 • WOMAC Pain 0 – 20 • WOMAC Function 0 – 68 Used to evaluate the condition of patients with osteoarthritis of the knee and hip HIGHER SCORES REPRESENT INCREASED PAIN, STIFFNESS AND FUNCTIONAL LIMITATION WOMAC = Western Ontario McMaster Osteoarthritis Index

16 mdHACM = micronized dehydrated Human Amnion Chorion Membrane • Manufactured from PURION® processed placental amnion and chorion layers • Micronized product is reconstituted with saline for injection • Flowable through 18-25 gauge needle

17 STRONG BENEFITS FROM mdHACM IN MODERATE-TO-SEVERE KOA 0% 20% 40% 60% 80% 100% 120% 140% Pre-Injection 6 Weeks 3 Months 6 Months In cr ea se fr om B as el in e KOOS Subscales (Mean % Increase) over Time Daily Living Pain Quality of Life Sports/Recreation Symptoms Overall KOOS Alden KJ, Harris S, Hubbs B, Kot K, Istwan NB, Mason D. Micronized Dehydrated Human Amnion Chorion Membrane Injection in the Treatment of Knee Osteoarthritis-A Large Retrospective Case Series. J Knee Surg. 2019;10.1055 KOOS = Knee Injury and Osteoarthritis Outcome Score

18 PHASE 2B KOA RANDOMIZED CONTROLLED TRIAL mdHACM 40 mg i.a. Saline i.a. 6 mo. blinded observation 6 mo. open observation • FPI August 2018 • Interim Power Analysis August 2019 of 190 patients • LPI October 2020 • LPO 12-month open-label extension October 2021 • 6-month blinded results presented September 2021 6446 6 mo. blinded observation 6 mo. open observation WOMACpatients with mild-to- moderate KOA 1:1 Randomization i.a. = Intra-articular; FPI = First Patient In; LPI = Last Patient In; LPO = Last Patient Out 0 3 612

19 WOMAC TOTAL p=0.038 p=0.008 Placebo mdHACM n=190 n=256 n=446

20 WOMAC PAIN p=0.032 p=0.009 Placebo mdHACM n=190 n=256 n=446

21 p=0.046 n=190 n=256 n=446 p=0.009 WOMAC FUNCTION Placebo mdHACM

22 WHY DO THE POSITIVE RESULTS FOR THE 190 DIFFER FROM THE NEGATIVE RESULTS FOR THE 256? INTENSIVE ANALYSIS CONDUCTED COVID-19 Pandemic Clinical Sites Use of Ultrasound Patient Demographics Age Gender KOA Severity Change in mdHACM

23 INTENSIVE ANALYSIS CONDUCTED COVID-19 Pandemic Clinical Sites Use of Ultrasound Patient Demographics Age Gender KOA Severity Change in mdHACM WHY DO THE POSITIVE RESULTS FOR THE 190 DIFFER FROM THE NEGATIVE RESULTS FOR THE 256? Potency of investigational product faded as it aged

24 AGING – WOMAC TOTAL WITH PLACEBO 0% 20% 40% 60% 80% 100% Baseline 1 month 2 months 3 months 6 months Sc or e as a p er ce n t of b as el in e Time from baseline measurement 6-12 months 12-18 months 18-24 months 30-36 months 24-30 months Placebo - total Impact of investigational product age as percentage compared to baseline age of investigational product at time of initial injection

25 BIOLOGICAL TESTING ON INVESTIGATIONAL PRODUCT

26 WHAT WE LEARNED ABOUT mdHACM & KOA? mdHACM works to reduce pain and improve function in KOA • One injection of 40 mg produces benefits for at least 6 months • mdHACM is very safe and well-tolerated Potency faded as investigational product aged • Our proprietary biochemical and biological tests can detect reduced potency This is fixable!

27 WHAT ELSE HAVE WE LEARNED? mdHACM modulates cell functions that are central to maintaining healthy cartilage: • Wnt pathway signaling • Nuclear Factor Kappa β signaling • Transforming Growth Factor β signaling mdHACM is a potential Disease Modifying Osteoarthritis Drug (DMOAD) • An agent which slows down or reverses joint degeneration in OA • Pre-clinical evidence & clinical observations raise this possibility

28 WHAT NEXT FOR mdHACM IN KOA? We will conduct two registrational Phase 3 trials of mdHACM in KOA • 400 – 500 patients in each study • Beginning in 2022 • BLA filing in late-2025 • WOMAC-Pain & WOMAC-Function as co- primary endpoints • DMOAD assessment as secondary endpoint The Phase 2B results and the lessons they have taught us increase our probability of success

29 REASONS TO BELIEVE Retrospective Evidence Real-world Data Positive Results from 190 Mechanism of Action Research

MICHELLE MASSEE A S S O C I A T E V I C E P R E S I D E N T P R O D U C T D E V E L O P M E N T

31 mdHACM REGULATES KEY PATHWAYS IMPLICATED IN OA DISEASE PROGRESSION mdHACM

AMNIOTIC MEMBRANES

The intrinsic properties of amniotic membranes have been utilized for wound healing since at least 1910[1]


Placenta
Amniotic Membranes

Barrier properties
- Immunologically privileged tissue[2]

Biologically active tissue
- Nutrient-rich tissue

Availability of placental tissue
- Post-partum recovery

(1) Davis J. (1910). Skin transplantation with a review of 550 cases at the Johns Hopkins hospital. Johns Hopkins Med. J. 15, 15. (2) Hao Y, Ma DH, Hwang DG, et al. Identification of antiangiogenic and anti-inflammatory proteins in human amniotic membrane. Cornea. 2000 May;19(3):348-52.

32

MIMEDX

PURION-PROCESSED AMNIOTIC MEMBRANES


Purion
SMR2T
1
2
3
4
5
6
7

1. Expectant Mom Introduced to Donation Program
2. Mom Consents to Donate and Completes FDA Donor Screening Assessment
3. Delivery of Healthy Baby via Caesarean Section in the US
4. Donated Placental Tissues Recovered
5. Microbiologic & Viral Testing of Donor Tissue
6. Proprietary Processing and Terminal Sterilization
7. Shelf-stable Packaged Product

Chorion is 4-5x thicker than amnion

80% of growth factors derived from chorion

dHACM is an amnion and chorion bilayer


100 µm
Amnion
100 µm
Chorion
Amnion
Chorion

33

MIMEDX

PURION-PROCESSED AMNIOTIC MEMBRANES

Relative amount of FIVE classes of regulatory proteins and enzymes


Inflammatory Cytokines
Inflammatory Chemokines
Matrix Metalloproteases
Protease Inhibitors
Tissue Growth Factors
Protease Inhibitors
MMP and Protease Inhibitors
(nmoles/mg)
MMP-1, MMP-2, MMP-3, MMP-8, MMP-9, MMP-10, MMP-13
TIMP-1
TIMP-2
TIMP-4
α2M
A1AT

300+ Regulatory Proteins detected in DHACM

MMP = Matrix Metalloproteinases; TIMP = Tissue Inhibitors of Metalloproteinases; α2M =alpha 2-macroglobulin; A1AT = Alpha-1 Antitrypsin

34

MIMEDX

35 Fibroblasts Endothelial Cells Epithelial Cells 3. Biosynthesis 1. Migration 2. Proliferation Stem Cells Diabetic Stem Cells dHACM PURION-PROCESSED AMNIOTIC MEMBRANES dHACM is biologically active (1) Koob TJ, Rennert R, Zabek N, Massee M, Lim JJ, Temenoff JS, Li WW, Gurtner G. Biological properties of dehydrated human amnion/chorion composite graft: implications for chronic wound healing. Int Wound J. 2013 Oct;10(5):493-500. (2) Koob TJ, Lim JJ, Massee M, Zabek N, Rennert R, Gurtner G, Li WW. Angiogenic properties of dehydrated human amnion/chorion allografts: therapeutic potential for soft tissue repair and regeneration. Vasc Cell. 2014 May 1;6:10. (3) Maan ZN, Rennert RC, Koob TJ, Januszyk M, Li WW, Gurtner GC. Cell recruitment by amnion chorion grafts promotes neovascularization. J Surg Res. 2015 Feb; 193(2):953-62. (4) Koob TJ, Lim JJ, Massee M, Zabek N, Denozière G. Properties of dehydrated human amnion/chorion composite grafts: Implications for wound repair and soft tissue regeneration. J Biomed Mater Res B Appl Biomater. 2014 Aug;102(6):1353-62. (5) Koob TJ, Lim JJ, Zabek N, Massee M. Cytokines in single layer amnion allografts compared to multilayer amnion/chorion allografts for wound healing. J Biomed Mater Res B Appl Biomater. 2015 Jul;103(5):1133-40. (6) Willett NJ, Thote T, Lin AS, Moran S, Raji Y, Sridaran S, Stevens HY, Guldberg RE. Intra‐articular injection of micronized dehydrated human amnion/chorion membrane attenuates osteoarthritis development. Arthritis Res Ther. 2014 Feb 6;16(1):R47. (7) Massee M, Chinn K, Lei J, Lim JJ, Young CS, Koob TJ. Dehydrated human amnion/chorion membrane regulates stem cell activity in vitro. J Biomed Mater Res B Appl Biomater. 2016 Oct;104(7):1495-503. (8) Massee M, Chinn K, Lim JJ, Godwin L, Young CS, Koob TJ. Type I and II Diabetic Adipose-Derived Stem Cells Respond In Vitro to Dehydrated Human Amnion/Chorion Membrane Allograft Treatment by Increasing Proliferation, Migration, and Altering Cytokine Secretion. Adv Wound Care (New Rochelle). 2016 Feb 1;5(2):43-54.

36 PURION-PROCESSED AMNIOTIC MEMBRANES 15+ Scientific Publications MIMEDX PUBLICATION TIMELINE

37 Medial Meniscal Transection Model to Induce OA mdHACM injections significantly reduced erosions and prevented lesion formation at day 21 in an animal OA study mimicking meniscal injury Day 0 3 Day 211 M M T In je ct io n Im ag in g Im ag in g Treatments: Micronized dHACM vs. Saline Week 3 Images PURION-PROCESSED AMNIOTIC MEMBRANES MMT Surgery Injection 4 - 3 - 2 - 1 - 0 Occurrence of Defects Saline AmnioFix Erosions Lesions * Saline AmnioFix Saline Control mdHACM Willett NJ, Thote T, Lin ASP, Moran S, Raji Y, Sridaran S, Stevens HY, Guldberg RE. Intra-articular injection of micronized dehydrated human amnion/chorion membrane attenuates osteoarthritis development. Arthritis Research & Therapy. 2014;16(1):R47.

38 Medial Meniscal Transection Model to Induce OA mdHACM injections significantly reduced erosions and prevented lesion formation at day 21 in an animal OA study mimicking meniscal injury Day 0 3 Day 211 M M T In je ct io n Im ag in g Im ag in g Treatments: Micronized dHACM vs. Saline Week 3 Images PURION-PROCESSED AMNIOTIC MEMBRANES MMT Surgery Injection 4 - 3 - 2 - 1 - 0 Occurrence of Defects Saline AmnioFix Erosions Lesions * Saline AmnioFix Saline Control mdHACM Saline Control mdHACM Willett NJ, Thote T, Lin ASP, Moran S, Raji Y, Sridaran S, Stevens HY, Guldberg RE. Intra-articular injection of micronized dehydrated human amnion/chorion membrane attenuates osteoarthritis development. Arthritis Research & Therapy. 2014;16(1):R47.

WNT SIGNALING


Inactive
Lgr
Frizzled
LRP
Dvl
β-cat
APC
Axin
GSK3β
β-cat
TCF/LEF
Wnt target genes OFF
Active
R-spo
Wnt
Axin
Dvl
APC
GSK3β
β-cat
TCF/LEF
Axin2
Lgr5
Wnt target genes ON

Implications:

- Critical pathway for maintaining tissue homeostasis in most ALL cells
- Hyperactivation (ON) is associated with disease progression ranging from osteoarthritis to cancer metastasis
- Small molecule Wnt inhibitor investigated for therapeutic applications: Samumed (SM04690)

Jansson, Lina & Kim, Grace & Cheng, Alan. (2015). Making sense of Wnt signaling—linking hair cell regeneration to development. Frontiers in Cellular Neuroscience. 9. 10.3389/fncel.2015.00066.

39

MIMEDX

40 Wnt Target Regulation mdHACM DOWN- REGULATES WNT SIGNALING Cell Reporter Line HEK293 cells modified with a luciferase reporter gene under the control of Wnt-responsive promoters (TCF/LEF) mdHACM regulates Wnt signal transduction and downstream gene expression Key Targets: • Phosphorylation of GSK3β • β-catenin translocation to the nucleus • TCF/LEF gene expression • AXIN2 gene expression

41 DISEASE MODIFICATION POTENTIAL mdHACM regulates proliferative and hypertrophic changes in the synovium and cartilage HYPERACTIVE WNT SIGNALLING mdHACM TREATMENT β-catenin nuclear localization

42 DISEASE MODIFICATION POTENTIAL mdHACM regulates proliferative and hypertrophic changes in the synovium and cartilage HYPERACTIVE WNT SIGNALLING mdHACM TREATMENT β-catenin nuclear localization

Cytokine
IKK complex
P
IκBα
p65
p50
P
p65
p50
P
p65
p50
Transcription of NF–κß target genes
P
p65
p50
HIF2A
MCP1
ADAMTS4
HIF1A
MMP3
ADAMTS5
LEF1
MMP13

NF-κβ SIGNALING

Implications

- Critical pathway for maintaining tissue homeostasis in most ALL cells
- Dysregulation is associated with disease progression ranging from osteoarthritis to COPD

Liu, T., Zhang, L., Joo, D. et al. NF-κB signaling in inflammation. Sig Transduct Target Ther 2, 17023 (2017). https://doi.org/10.1038/sigtrans.2017.23;
COPD = Chronic Obstructive Pulmonary Disease

43

MIMEDX

44 NF-κβ SIGNALING Key Targets: • Phosphorylation IκBα • P65 translocation to the nucleus • Inflammatory and protease gene expression mdHACM regulates NF- κβ signal transduction and downstream gene expression

DISEASE MODIFICATION POTENTIAL

HYPERACTIVE
NF-κβ SIGNALLING



mdHACM
TREATMENT



mdHACM regulates degradative changes in the chondrocytes, *in vitro*

45

MIMEDX

46 mdHACM REGULATES KEY PATHWAYS IMPLICATED IN OA DISEASE PROGRESSION mdHACM

VIBEKE STRAND, M.D.

ADJUNCT CLINICAL PROFESSOR,
DIVISION OF IMMUNOLOGY AND RHEUMATOLOGY

STANFORD UNIVERSITY SCHOOL OF MEDICINE

48 EXECUTIVE SUMMARY – KNEE OA • Last patients completed in October – data prepared for analysis • Phase 2B KOA trial top-line interim results demonstrated mixed efficacy signals between patient cohorts pre- [n=190] and post-interim analysis [n=256] • Clear evidence of a positive efficacy signal in the 190 subject Pre-Interim Analysis Cohort • Trial demonstrated excellent safety with no significant Adverse Events [AEs] or Serious Adverse Events [SAEs] Assessment Total trial (446 patients) Pre-Interim Analysis (190 patients) Post-Interim Analysis (256 patients) WOMAC – Pain Not significant p=0.0092 Not significant WOMAC – Function Not significant p=0.0093 Not significant

49 WOMAC PAIN SCORES

50 WOMAC PHYSICAL FUNCTION SCORES

51 WOMAC TOTAL SCORES BY PRODUCT AGE > 6 - < 12 Months > 12 - < 18 Months > 18 - < 24 Months > 24 - < 30 Months > 30 - < 36 Months

52 STUDY SUMMARY • Although overall study did not demonstrate separation of mdHACM from placebo: • Efficacy signal in 190 patient Interim Analysis Cohort, consistent with previous published studies; encouraging • Learnings from research and manufacturing advancements are important • Clinical data will inform design of future trials • The team has fully evaluated the results and have a good plan to move forward: • Two pivotal phase 3 randomized controlled trials • Best efficacy endpoints: WOMAC pain and WOMAC physical function • Patient selection will be important • MiMedx has learned much and will further refine the final product characterization

THOMAS M. MICK, M.D.

MIMEDX MEDICAL DIRECTOR

CLINICAL DEVELOPMENT

KRIS J. ALDEN, M.D., Ph.D.

ORTHOPAEDIC SURGEON

HIP, KNEE & SHOULDER RECONSTRUCTION

54 QUESTION & ANSWER SESSION

ROHIT KASHYAP, Ph.D.

EXECUTIVE VICE PRESIDENT

CHIEF COMMERCIAL OFFICER



JOHN R. HARPER, Ph.D.

SENIOR VICE PRESIDENT
RESEARCH & PRODUCT DEVELOPMENT

CHIEF TECHNOLOGY OFFICER

56 KEY MESSAGES Multiple Large Underpenetrated Opportunities MIMEDX Value Proposition Executable Strategy for Growth Advanced Wound Care Customer Focus Current Commercial +7-8% Surgical Recovery Clinical Evidence Innovation & Market Development +2-3% International Markets Scale, Reach & Relationships Growth Expansion +2-3%

57 KEY MESSAGES Multiple Large Underpenetrated Opportunities Advanced Wound Care Customer Focus Current Commercial +7-8% Surgical Recovery Clinical Evidence Innovation & Market Development +2-3% International Markets Scale, Reach & Relationships Growth Expansion +2-3%

ADVANCED WOUND CARE IS AN UNDERSERVED MARKET WITH GROWTH POTENTIAL

- **Diabetic foot ulcers**
- **Venous leg ulcers**
- **Pressure ulcers**
- **Complex wounds**

Growth Drivers:

Aging population

Increasing diabetes

Increasing obesity


Total Addressable Market
$1.1B
$1.5B
+7% Annual
2021
2026

BioMed GPS SmartTrak; Management estimates

58

MIMEDX

EXPANSION INTO SURGICAL RECOVERY MARKET PROPELS GROWTH

- **Tissue augmentation**
- **Barrier properties**
- **Surgical closure**

Growth Drivers:

Aging population

Increasing obesity

Awareness & penetration

Total Addressable Market


$1.3B
$0.9B
+10%
Annual
2021
2026

BioMed GPS SmartTrak; 3rd party proprietary assessment; Management estimates

59

MIMEDX

60 LARGE POTENTIAL AS FIRST TO MARKET IN JAPAN WITH AMNIOTIC TISSUE FOR WOUND TREATMENT 126 Million Japan Population (2021) 626,000 Chronic Leg Ulcers 100,000 Addressable market 2021 2026 Total Addressable Market Potential to expand beyond lower extremity wounds $0.7B $0.5B Global Data Tissue Engineered-Skin Sub Data Model Wound Management Year 2020 – retrieved Sept 2021; Management estimates

61 HIROTO TERASHI, M.D., Ph.D. President of the Japan Society for Surgical Wound Care Professor of the Department of Plastic Surgery, Kobe University Graduate School of Medicine Hiroto Terashi M.D., Ph.D. is Chief Professor in the Department of Plastic and Reconstructive Surgery, Kobe University, Japan. He is specialized in plastic surgery, wound healing, diabetic foot therapy and regenerative medicine. Dr. Terashi is Chairman of the Japanese Society of Foot Care and Podiatric Medicine, and the Japan Society for Surgical Wound Care and Board Member of Japanese Society of Plastic and Reconstructive Surgery, Japanese Society of Pressure Ulcers, Japanese Society of Regenerative Medicine, Japanese Society for Wound Healing, Japanese Skin Cancer Society, more. He has published more than 610 papers in reputed journals.

62 KEY MESSAGES MIMEDX Value Proposition Advanced Wound Care Customer Focus Current Commercial +7-8% Surgical Recovery Clinical Evidence Innovation & Market Development +2-3% International Markets Scale, Reach & Relationships Growth Expansion +2-3%

63 MIMEDX CUSTOMER-FOCUSED ECOSYSTEM PROVIDES COMPETITIVE ADVANTAGE Proven Outcomes Clinical Support & Education Best-in-Class Sales & Support Broad Access and Coverage Leading Portfolio Proprietary Technology

64 AHRQ PUBLICATION VALIDATED COMMITMENT TO QUALITY CLINICAL EVIDENCE From a rigorous evaluation of over 240 studies on 76 skin substitutes1 5 of 12 were from MIMEDX and 3 others missed their endpoints (1) Snyder DL, et al. Agency for Healthcare Research and Quality. https://www.cms.gov/Medicare/Coverage/DeterminationProcess/downloads/id109TA.pdf. Published February 2020. Accessed October 13, 2021. AHRQ = Agency for Healthcare Research and Quality; RCT = Randomized Controlled Trial; DFU = Diabetic Foot Ulcer; VLU = Venous Leg Ulcer

REAL-WORLD EVIDENCE CONFIRMS CLINICAL AND ECONOMIC BENEFITS

Use of EPIFIX® early in the treatment algorithm with regular application intervals results in best observed outcomes + meaningful cost savings[1]

Average cost/episode with EPIFIX was approximately **$3,000 less** versus other advanced treatments

Average Cost/Episode
(Weekly/Biweekly Treatment)



p-value = 0.019
OTHER Advanced Treatment
$6,201
$5,937
Total Mean Cost:
$12,138
EPIFIX®
$5,742
$3,179
Total Mean Cost:
$8,903
Direct Costs
Ancillary Costs 2

71% reduction in minor amputations[3] compared to other advanced treatments

ZERO Major amputations[4]

(1) Medicare Database DFU episodes for Hospital Outpatient Department. 2015- 2018. Data on file. (2) Ancillary costs including ED visits, outpatient center visits, inpatient admissions, major and minor amputations; (3) Minor amputations are defined as amputation at the ankle joint level or below; (4) Major Amputations are defined as amputation above the ankle joint.

65

MIMEDX

66 Broad Access Provider Relationships Resources at Your Service1 ACCESS, RELATIONSHIPS AND SCALE SUPPORT GROWTH STRATEGY 100% National GPOs Under Agreement 2,000+ Hospitals 1,100+ Wound Care Centers 4,000+ Physicians / HCPs 300+ Sales & Support 50+ Agencies 20+ Field Reimbursement Managers 20+ Insurance Verification Specialists 300 Million+ Covered Lives 1,500+ Private Offices (1) As of November 30, 2021.

67 KEY MESSAGES Executable Strategy for Growth Advanced Wound Care Customer Focus Current Commercial +7-8% Surgical Recovery Clinical Evidence Innovation & Market Development +2-3% International Markets Scale, Reach & Relationships Growth Expansion +2-3%

WOUND CARE GROWTH DRIVEN BY EXPANDING ACCESS & COMMERCIAL EXCELLENCE 31% 29% 29% 11% Private Office Out-patient In-patient Other Scale Across Sites of Care1 Leading Portfolio • Targeting Points of Aggregation • Selling Value versus Features & Benefits • Educate – Build Market Awareness • New Products & Services • Expand Reimbursement Coverage 68 (1) 3Q 2021 Trailing Twelve Months Sales by Care Setting

SURGICAL RECOVERY GROWTH DRIVEN BY MARKET DEVELOPMENT • Expand Reach in O.R. • Procedural Training • KOL Development by Specialty • New Product Launches • Clinical & Economic Evidence 69 Targeting Unmet Needs Leveraging Portfolio Tissue Handling Antimicrobial Platform Functional Healing

70 JAPAN COMMERCIAL STRATEGY Dec ’21 – Mid ’22 Mid ’22 – Late ’23 2024+ Stage 1 Market Development Stage 3 Achieve Scale Stage 2 Establish Treatment  Secure reimbursement  Medical education  Initiate clinical evaluations  Operationalize go-to- market model  Generate local evidence  Leverage KOL / peer- to-peer education  Broaden account utilization  Expand reimbursement  Leverage local evidence  Optimize structure and scale  New product introductions $10M+ $50M+ Dollar figures provided are estimated annual revenue achievable during noted period.

71 ABOVE-MARKET GROWTH DRIVEN BY MARKET EXPANSION AND PORTFOLIO INNOVATION 7.0% 11.0% 8.0% 2.0% 2.0% 14.0% 3.0% 3.0% Existing Products New Products/ Expansion International Overall Growth + + = Management estimates of annual revenue growth rate.

72 UNMET NEEDS DRIVE OPPORTUNITY FOR DISCIPLINED PORTFOLIO EXPANSION Complex Patients Wound Care Continuum Deep & Large Surface Area Soft Tissue Defects Surgical Implantable Placental Iterations Placental Tissue Matrix Core Product Enablers Antimicrobial Platforms

73 Care Setting Unmet Need AMNIOEFFECT™ Inpatient / Outpatient Deeper / Larger Wounds Surgical Implantable Placental Collagen Matrix Inpatient Deep / Tunneling Soft Tissue Defects Single Layer Amnion Inpatient Burns ROBUST NEAR-TERM PIPELINE

74 2022 LAUNCHES EXPAND PLACENTAL PORTFOLIO AMNIOEFFECT™ Placental Collagen Matrix Particulate format fulfills key portfolio gap Retains key extracellular matrix components Launch 1H2022 Wide range of sizes up to 9x20 Improved handling for minimally invasive procedures Launch 1H2022

OPPORTUNITIES TO EXTEND LEADERSHIP IN DIFFERENTIATED CLINICAL EVIDENCE


Lower Extremity Ulcers in Patients with Diabetes: Lessons from an Analysis of the Medicare Database (2015-2018)


Observed impact of skin substitutes in lower extremity diabetic ulcers: lessons from the Medicare Database (2015–2018)


Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane

AREAS OF FOCUS

- Chronic wound clinical & health economic outcomes
- Treating challenging surgical wounds
- Complex incision management
- Orthopaedic surgical recovery

Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane[1]

Outcomes comparing autologous flaps/grafts and dHACM

Experienced Complications:

Patients receiving flaps or grafts were **19x** more likely to experience poor cosmesis or revisions

Patients receiving flaps or grafts were **12x** more likely to have infections or surgical reintervention



29%
2%
Autologous Flap/ FTSG
EPIFIX
Poor Cosmesis:
15%
0%
Autologous Flap/ FTSG
EPIFIX
Revisions:
10%
0%
Autologous Flap/ FTSG
EPIFIX
Infections:
10%
2%
Autologous Flap/ FTSG
EPIFIX
Surgical Reintervention:
8%
0%
Autologous Flap/ FTSG
EPIFIX

(1) Toman J, Michael GM, Wisco OJ, Adams JR, Hubbs BS. Mohs Defect Repair with Dehydrated Human Amnion/Chorion Membrane. Facial Plast Surg Aesthet Med. 2021 Oct 29. doi: 10.1089/fpsam.2021.0167. Epub ahead of print. PMID: 34714143.
FTSG = Full Thickness Skin Grafts

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WILLIAM H. TETTELBACH, M.D.

MIMEDX PRINCIPAL MEDICAL OFFICER
HEAD OF MEDICAL AFFAIRS







BIDHAN B. DAS, M.D.

COLON, RECTAL & GENERAL SURGEON

CAROLINE CLARKE, M.D.

PLASTIC, RECONSTRUCTIVE & COSMETIC SURGEON

JONATHAN LABOVITZ, D.P.M.

PODIATRIC FOOT & ANKLE SURGEON

77 QUESTION & ANSWER SESSION

PETER M. CARLSON E X E C U T I V E V I C E P R E S I D E N T C H I E F F I N A N C I A L O F F I C E R

79 ADVANCED WOUND CARE GROWING AT DOUBLE-DIGITS $180 $191 2020 2021 $172 $190 2020 2021 $149 $173 2020 2021 +6.4% +10.3% Updating 2021 expectations – represents 13% to 15% growth in continuing portfolio from 2020 (in millions) 2020 2021 Estimate Advanced Wound Care / Section 3612 $208.8 $236 – $240 Section 3512 $31.7 $17 – $18 Adjusted Net Sales1 $240.5 $253 – $258 Adjusted Net Sales1Net Sales +15.9% Advanced Wound Care (AWC)/ Section 361 Net Sales2 Results for the nine-months ended September 30 ($M) (1) Adjusted net sales excludes revenue recognized from cash collections on remaining contracts. Adjusted net sales is a non-GAAP measurement. Refer to Appendix for more information and reconciliation to the nearest GAAP measure. (2) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups.

80 EXISTING CASH LEVELS ARE SUFFICIENT TO SUPPORT NEAR-TERM R&D EFFORTS Free cash flow neutral Free cash flow positive Cash and cash equivalents at September 30, 2021 = $91 million Expect two clinical trials for Knee OA indication to cost less than $30 million; incurred over three years Over the next 12 – 15 months, we expect: • Base business to be cash flow neutral • Overall revenue to return to levels consistent with those prior to end of Enforcement Discretion Increase Decrease Total Business Results represents expected Adjusted EBITDA. Other Uses include debt service, and investigation, restatement and related expenses. Sept ‘21 Business Results Business Results Capital Expenditures Capital Expenditures Other Uses Other Uses Dec ‘22 Dec ‘23

81 SUMMARY Updated 2021 Adjusted Net Sales Range of $253 – $258 million • Includes 13% to 15% expected growth in AWC Net Sales from 2020 Expect business to be free cash flow neutral over next 12-15 months Plan to provide further financial outlook at JPM Conference • Presentation Wednesday, January 12, 2022 at 5:15 pm PT Existing cash levels are sufficient to support R&D clinical efforts 1 2 3

TIMOTHY R. WRIGHT C H I E F E X E C U T I V E O F F I C E R

83 OUR PLACENTAL BIOLOGICS HAVE THE POTENTIAL TO TRANSFORM MEDICINE

DIFFERENTIATED VALUE PROPOSITION DELIVERS ATTRACTIVE NEAR- & LONG-TERM GROWTH 84 Sustainable above-market growth from commercial business in multiple underpenetrated markets Native & multimodal therapeutic properties of placental tissue provide unlimited range of organic product innovation KOA indication represents blockbuster biologic opportunity Underlying mechanism of action and proprietary tissue engineering offer new insights into disease modifying potential Talented, skilled and seasoned leadership team in place

85 APPENDIX

86 KOA KELLGREN-LAWRENCE (KL) GRADES

87 KOA PHASE 2B STUDY POPULATION Parameter mdHACM Placebo Total Gender – Male/Female 54%/46% 63%/37% 58%/42% Age – Mean/Median 57.9/58.5 years 58.5/60.0 years 58.2/59.0 years Age Group – 18 to 64 / 65+ 71%/29% 65%/35% 68%/32% BMI Categories: < 18.5 18.5 to < 25.0 25.0 to < 30.0 30.0+ 0% 20% 36% 44% 0% 22% 31% 47% 0% 21% 33% 46% KL 1 KL 2 KL 3 Total 43 167 236 mdHACM 24 80 118 Saline 19 87 118

88 KOA PHASE 2B STUDY VISUAL ANALOG SCORE (VAS) Placebo mdHACM Pre-IA Cohort (n=190) Post-IA Cohort (n=256) Total Cohort (n=446)

REVENUE OUTLOOK RECONCILIATION

(in millions)	2020	2021 Estimate
Advanced Wound Care / Section 361[1]	**$208.8**	**$236 – $240**
Section 351[1]	$31.7	$17 – $18
Adjusted Net Sales[2]	**$240.5**	**$253 – $258**
Revenue Transition amounts	$7.7	$1
Net Sales	**$ 248.2**	**$254 – $259**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the year ended December 31, 2020.

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90 SUMMARY BALANCE SHEETS ($ millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Assets Cash and Cash Equivalents 69.1 53.5 48.2 109.6 95.8 84.7 85.0 90.6 Accounts Receivable, net 32.3 31.9 30.1 33.0 35.4 35.4 37.2 36.5 Inventory, net 9.1 9.2 10.6 11.0 10.4 11.6 10.1 11.2 Other Current Assets 12.7 21.2 18.7 17.9 19.0 18.3 15.4 3.6 Total Current Assets 123.2 115.9 107.6 171.5 160.6 150.0 147.7 141.9 Property and Equipment 12.3 11.8 10.8 10.3 11.4 11.0 10.3 9.9 Other Assets 31.6 31.2 32.5 31.5 30.0 29.8 29.1 28.7 Total Assets 167.2 158.9 150.9 213.3 202.0 190.8 187.1 180.5 Liabilities and Stockholders’ Equity (Deficit) Current Liabilities 67.3 63.7 63.7 57.3 59.2 55.4 50.6 41.7 Long Term Debt, net 61.9 61.6 61.5 47.6 47.7 47.8 47.9 48.0 Other Liabilities 3.5 3.2 2.9 4.4 3.7 3.6 3.3 4.1 Total Liabilities 132.8 128.6 128.1 109.3 110.6 106.8 101.8 93.8 Convertible Preferred Stock 0.0 0.0 0.0 91.1 91.6 92.0 92.5 92.5 Stockholders’ Equity (Deficit) 34.4 30.3 22.9 12.9 (0.2) (8.0) (7.2) (5.8) Total Liabilities and Stockholders’ Equity (Deficit) 167.2 158.9 150.9 213.3 202.0 190.8 187.1 180.5

91 SUMMARY INCOME STATEMENTS ($ millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Sales 76.4 61.7 53.6 64.3 68.6 60.0 68.2 63.1 Cost of Sales 12.7 10.0 8.2 10.3 10.8 9.7 12.8 10.1 Gross Profit 63.7 51.7 45.4 54.0 57.8 50.3 55.4 53.0 Research & Development 2.7 2.7 2.3 3.4 3.4 4.3 4.1 4.3 Selling, General, and Administrative 45.4 46.9 37.3 48.0 48.8 45.4 53.6 46.3 Investigation, Restatement, and Related 20.1 15.6 11.4 12.0 20.4 7.2 (2.1) 3.2 Amortization of Intangible Assets 0.3 0.3 0.3 0.3 0.3 0.2 0.2 0.2 Impairment of Intangible Assets 0.0 0.0 0.0 0.0 1.0 0.0 0.0 0.0 Operating Loss (4.9) (13.7) (5.9) (9.7) (16.1) (6.8) (0.4) (1.0) Loss on Extinguishment of Debt 0.0 0.0 0.0 (8.2) 0.0 0.0 0.0 0.0 Interest Expense, net (2.4) (2.4) (2.6) (1.5) (1.5) (1.5) (1.4) (1.0) Pretax Loss (7.3) (16.1) (8.4) (19.4) (17.6) (8.3) (1.8) (2.0) Income Tax Provision (Expense) Benefit (0.2) 11.3 0.0 0.0 1.0 (0.1) 0.0 (0.3) Net Loss (7.5) (4.8) (8.5) (19.4) (16.6) (8.4) (1.8) (2.3)

SUMMARY CASH FLOW STATEMENTS

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21
Net Loss	(7.5)	(4.8)	(8.5)	(19.4)	(16.6)	(8.4)	(1.8)	(2.3)
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2	4.1	3.8
Depreciation	1.6	1.5	1.4	1.5	1.3	1.2	1.3	0.9
Other Non-Cash Effects	1.2	1.2	1.3	9.5	1.7	1.1	0.9	0.6
Changes in Assets	(14.2)	(8.2)	2.9	(1.8)	(6.2)	0.1	1.9	11.0
Changes in Liabilities	(7.0)	(5.3)	(4.7)	1.9	5.5	(3.9)	(4.8)	(7.6)
Net Cash Flows (Used in) Provided By Operating Activities	**(23.1)**	**(12.3)**	**(3.1)**	**(4.6)**	**(10.4)**	**(6.7)**	**1.6**	**6.4**
Purchases of Property and Equipment	(0.7)	(1.0)	(0.4)	(0.7)	(2.2)	(1.9)	(0.4)	(0.6)
Patent Application Costs	(0.1)	(0.1)	(0.1)	0.0	(0.1)	(0.2)	(0.0)	(0.1)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.1
Net Cash Flows Used in Investing Activities	**(0.8)**	**(1.1)**	**(0.5)**	**(0.7)**	**(2.3)**	**(2.1)**	**(0.4)**	**(0.6)**
Preferred Stock Net Proceeds	0.0	0.0	0.0	93.4	(0.8)	0.0	0.0	0.0
Proceeds from Term Loan	0.0	0.0	10.0	49.5	0.0	0.0	0.0	0.0
Repayment of Term Loan	(0.9)	(0.9)	(10.9)	(72.0)	0.0	0.0	0.0	0.0
Prepayment Premium on Term Loan	0.0	0.0	0.0	(1.4)	0.0	0.0	0.0	0.0
Deferred Financing Cost	0.0	0.0	0.0	(2.8)	(0.3)	0.0	0.0	0.0
Stock Repurchased for Tax Withholdings on Vesting of Restricted Stock	(0.2)	(1.5)	(0.8)	(0.1)	0.0	(3.2)	(1.4)	(0.2)
Proceeds from Exercise of Stock Options	0.0	0.3	0.0	0.1	0.0	0.9	0.5	0.0
Net Cash Flows (Used in) Provided By Financing Activities	**(1.1)**	**(2.2)**	**(1.8)**	**66.7**	**(1.1)**	**(2.3)**	**(0.9)**	**(0.2)**
Beginning Cash Balance	94.1	69.1	53.5	48.2	109.6	95.8	84.7	85.0
Change in Cash	(25.1)	(15.5)	(5.3)	61.4	(13.8)	(11.1)	0.3	5.6
Ending Cash Balance	**69.1**	**53.5**	**48.2**	**109.6**	**95.8**	**84.7**	**85.0**	**90.6**

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REVENUE DETAIL

($ millions)	Quarter								Trailing 12 Months			
	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21	4Q20	1Q21	2Q21	3Q21
Advanced Wound Care / Section 361[1]	56.2	48.5	45.8	55.1	59.4	51.5	59.3	62.3	208.8	211.8	225.3	232.5
Section 351[1]	12.0	8.7	6.1	8.2	8.7	8.2	8.6	0.5	31.7	31.2	33.7	26.0
Adjusted Net Sales[2]	**68.2**	**57.2**	**51.9**	**63.3**	**68.1**	**59.7**	**67.9**	**62.8**	**240.5**	**243.0**	**259.0**	**258.5**
Revenue Transition Impact[3]	8.2	4.5	1.7	1.0	0.5	0.3	0.3	0.3	7.7	3.5	2.1	1.4
Net Sales	**$ 76.4**	**$ 61.7**	**$ 53.6**	**$ 64.3**	**$ 68.6**	**$ 60.0**	**$ 68.2**	**$ 63.1**	**$248.2**	**$246.5**	**$261.1**	**$259.9**

(1) Section 361 includes Tissue + Cord sales. Section 351 includes Micronized + Particulate sales. Advanced Wound Care/Section 361 and Section 351 Sales are Non-GAAP metrics. These two metrics allow investors to better understand the trend in sales between the two different product groups. (2) Adjusted net sales excludes impact of Revenue Transition amounts. Adjusted net sales is a non-GAAP measurement. Our reported net sales, specifically those reported prior to and after the Transition, led to situations where we included revenue recognized on the cash basis and "as-shipped" basis in the same period. Management uses Adjusted Net Sales to provide comparative assessments and understand the trend in the Company's sales across periods exclusive of effects related to the Company's transition to revenue recognition at the point of shipment. (3) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

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94 NON-GAAP METRICS RECONCILIATION ($ millions) 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 3Q21 Net Sales – Reported 76.4 61.7 53.6 64.3 68.6 60.0 68.2 63.1 Less: Revenue Transition Impact1 (8.2) (4.5) (1.7) (1.0) (0.5) (0.3) (0.3) (0.3) Adjusted Net Sales 68.2 57.2 51.9 63.3 68.1 59.7 67.9 62.8 Gross Profit 63.7 51.7 45.4 54.0 57.8 50.3 55.4 53.0 Less: Revenue Transition Impact1 (7.1) (3.9) (1.5) (0.9) (0.4) (0.2) (0.3) (0.3) Adjusted Gross Profit 56.6 47.8 44.0 53.1 57.4 50.1 55.1 52.7 Adjusted Gross Margin 83.0% 83.6% 84.8% 83.9% 84.3% 83.9% 81.3% 83.9% Adjusted EBITDA 14.1 3.1 10.2 6.9 10.3 4.7 2.9 6.8 Less: Capital Expenditures (0.7) (1.0) (0.4) (0.7) (2.2) (1.9) (0.4) (0.6) Less: Patent Application Costs (0.1) (0.1) (0.1) 0.0 (0.1) (0.2) (0.0) (0.1) Adjusted Free Cash Flow 13.3 2.0 9.7 6.2 8.0 2.6 2.5 6.1 (1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods.

ADJUSTED EBITDA RECONCILIATION

($ millions)	4Q19	1Q20	2Q20	3Q20	4Q20	1Q21	2Q21	3Q21
Net Loss	**(7.5)**	**(4.8)**	**(8.5)**	**(19.4)**	**(16.6)**	**(8.4)**	**(1.8)**	**(2.3)**
Depreciation & Amortization	1.8	1.8	1.7	1.8	1.6	1.5	1.5	1.1
Interest Expense	2.4	2.4	2.6	1.5	1.5	1.5	1.4	1.0
Loss on Extinguishment of Debt	0.0	0.0	0.0	8.2	0.0	0.0	0.0	0.0
Income Tax	0.3	(11.3)	0.0	0.0	(1.0)	0.1	(0.0)	0.3
EBITDA	**(3.0)**	**(12.0)**	**(4.2)**	**(7.9)**	**(14.5)**	**(5.5)**	**1.1**	**0.1**
Investigation, Restatement & Related	20.1	15.6	11.4	12.0	20.4	7.2	(2.1)	3.2
Revenue Transition[1]	(5.9)	(3.9)	(1.5)	(0.9)	(0.4)	(0.2)	(0.3)	(0.3)
Impairment of Intangible Assets	0.0	0.0	0.0	0.0	1.0	0.0	0.0	0.0
Share-Based Compensation	2.9	3.3	4.4	3.7	3.9	3.2	4.1	3.8
Adjusted EBITDA[2]	**14.1**	**3.1**	**10.2**	**6.9**	**10.4**	**4.7**	**2.8**	**6.8**

Investigation, Restatement & Related:

- Audit Committee Investigation completed in 2Q19
- Restatement activities completed in 2Q20
- Going forward, remainder is legal costs for Company matters, resolution costs for Company matters, recoveries from insurance providers, and indemnification costs under agreements with former officers and directors

(1) Impact of revenue transition includes cash collected related to the remaining contracts. For a discussion of the revenue transition and the defined terms, refer to Item 8, Notes to the Consolidated Financial Statements in the MiMedx Group, Inc. Form 10-K for the years ended December 31, 2019 and 2020, and the respective Form 10-Qs for the noted quarterly periods. (2) Adjusted EBITDA consists of GAAP net loss excluding: (i) depreciation, (ii) amortization of intangibles, (iii) interest expense, (iv) loss on extinguishment of debt, (v) income tax provision, (vi) costs incurred in connection with Audit Committee Investigation, Restatement, and Related expenses; (vii) the effect of the change in revenue recognition on net loss, (viii) impairment of intangible assets, and (ix) share-based compensation.

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